Earnings per Share - Summary of Earnings Per Share (Detail) - CAD ($) $ / shares in Units, shares in Thousands, $ in Millions	12 Months Ended
	Oct. 31, 2019	Oct. 31, 2018	Oct. 31, 2017
Basic EPS
Net income attributable to equity shareholders	$ 5,096	$ 5,267	$ 4,699
Less: preferred share dividends and premiums	111	89	52
Net income attributable to common shareholders	$ 4,985	$ 5,178	$ 4,647
Weighted-average common shares outstanding (thousands)	444,324	443,082	412,636
Basic EPS	$ 11.22	$ 11.69	$ 11.26
Diluted EPS
Net income attributable to common shareholders	$ 4,985	$ 5,178	$ 4,647
Weighted-average common shares outstanding (thousands)	444,324	443,082	412,636
Add: stock options potentially exercisable (1) (thousands)	702	1,111	827
Add: restricted shares and equity-settled consideration (thousands)	431	434	100
Weighted-average diluted common shares outstanding (thousands)	445,457	444,627	413,563
Diluted EPS	$ 11.19	$ 11.65	$ 11.24